RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Milbank, Tweed, Hadley & McCloy
601 South Figueroa Street, 30th Floor
Los Angeles, California 90017
Attn:  David A. Lamb, Esq.

               RECONVEYANCE OF OVERRIDING ROYALTY INTERESTS

     Pursuant to that certain Conveyance of Overriding Royalty Interests dated as of May 25, 1990 and recorded on May 25, 1990 as Instrument No. 90-035584 in the Official Records of Santa Barbara County, California, as amended by that certain Adjustment, Amendment and Restatement of Conveyance of Overriding Royalty dated as of April 10, 1992 and recorded on April 10, 1992 as Instrument No. 92-026154 in the Official Records of Santa Barbara County, California and that certain First Supplement to Adjustment, Amendment and Restatement of Conveyance of Overriding Royalty dated as of June 25, 1992 and recorded on November 18, 1992 as Instrument No. 92-092380 in the Official Records of Santa Barbara County, California (as amended, the "Conveyance"), SANTA BARBARA PARTNERS, an Oklahoma general partnership ("SB Partners"), conveyed to TCW DR III ROYALTY PARTNERSHIP, a California Limited Partnership
("DR III"), a Net Profits ORR Interest (as defined in the Conveyance) in the Subject Interests (as defined in the Conveyance).

          NOW, THEREFORE, DR III, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby, without representation or warranty, reconvey, reassign, transfer, set over and deliver the Net Profits ORR Interest, effective as of 7:00 a.m. Los Angeles time, May 1 1998, to SB Partners and does hereby terminate all rights under the Conveyance with respect to periods after the effective date hereof.

          EXECUTED on April 23, 1998, but effective as of 7:00 a.m. Los Angeles time, May 1, 1998.

                               TCW DR III ROYALTY PARTNERSHIP,
                               a California Limited Partnership

                               By: TCW Royalty Company III,
                                   a California corporation,
                                   its Managing General Partner


                               By: /S/ARUTHUR R. CARLSON
                                   Arthur R. Carlson
                                   Vice President